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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                December 1, 2005

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                              NAYNA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                        000-13822               83-0210455
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

                       4699 Old Ironsides Drive, Suite 420
                          SANTA CLARA, CALIFORNIA 95054

          (Address of principal executive offices, including zip code)

                                 (408) 956-8000
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 2, 2005, Nayna Networks, Inc. ("Nayna") entered into an Asset Purchase Agreement (the "Agreement") with Abundance Networks, LLC. ("ANI"), which provides for the acquisition of substantially all of the assets and some liabilities of ANI, including a wholly owned subsidiary, Abundance Networks (India) Pvt. Ltd (ANII). ANI is a privately held company located in Shelton, Connecticut, that provides Ethernet over Sonet/SDH, enterprise-class network solutions and services.

Under the terms of the Agreement, ANI's assets and certain liabilities will be transferred to a wholly-owned subsidiary of Nayna and Nayna will issue shares of its common stock to ANI. Nayna will issue to ANI at the closing 900,000 shares (the "Original Issue") plus the number of shares that will be obtained by dividing $1,000,000 by the average of the closing prices of Nayna's common stock during the twenty consecutive trading days ending one day prior to the closing date, as traded on the OTCBB.. 350,000 of the shares (the "Indemnification Shares") to be issued at the closing will be held in escrow for fifteen months to satisfy any indemnification claims by Nayna during such period (the "Indemnification Period"). Up to 1,750,000 shares (the "Earnout Shares") may be issued to ANI, based on achievement of certain revenue and earnings milestones. Certain issuances of shares are subject to a true-up calculation, whereby, the total number of shares issued may be adjusted by multiplying the original number of shares issued by $2.00 and dividing by the average of the closing prices of Nayna's common stock during the twenty consecutive trading days ending one day prior to the date of the adjustment, as traded on the OTCBB (or other national exchange) (each such adjustment, a "True-up"). The Original Issue is subject to True-up on the one year anniversary of the closing. The Indemnification Shares are subject to True-up at the end of the Indemnification period. The Earnout Shares are subject to True-up at the time of issuance. The transaction is subject to applicable regulatory approval and other customary closing conditions and is expected to close in December 2005. A copy of the Agreement is attached hereto as Exhibit 10.1. A copy of the press release announcing the signing of the Agreement is attached hereto as Exhibit 99.1.


Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

Exhibit No.    Description

10.1 Asset Purchase Agreement by and among Nayna Networks, Inc., Abundance Networks, Inc. and Abundance Networks, LLC and Abundance Networks (India) Pvt. Ltd.

99.1 Press Release, dated December 6, 2005, announcing the signing of the Asset Purchase Agreement with Abundance Networks, LLC.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NAYNA NETWORKS, INC.

                                       By:
                                          ------------------------------------
                                          Michael K. Meyer
                                          Chief Financial Officer

Date:  December 7, 2005
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                                  EXHIBIT INDEX

Exhibit No.    Description

10.1 Asset Purchase Agreement by and among Nayna Networks, Inc., Abundance Networks, Inc. and Abundance Networks, LLC and Abundance Networks (India) Pvt. Ltd.

99.1 Press Release, dated December 6, 2005, announcing the signing of the Asset Purchase Agreement with Abundance Networks, LLC.